UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On October 30, 2017, Markel Corporation (the “Company”) executed an Underwriting Agreement and related pricing agreement (the “Underwriting Agreement”) with the underwriters named therein. Under the Underwriting Agreement, the Company is issuing $300,000,000 aggregate principal amount of its 3.50% Senior Notes due 2027 and $300,000,000 aggregate principal amount of its 4.30% Senior Notes due 2047 (the “Securities”) under the Indenture dated as of June 5, 2001 (the “Indenture”), between the Company and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as trustee (the “Trustee”), relating to debt securities, as amended by an Eleventh Supplemental Indenture to the Indenture with respect to the 3.50% Senior Notes due 2027, and by a Twelfth Supplemental Indenture to the Indenture with respect to the 4.30% Senior Notes due 2047, both supplemental indentures dated as of November 2, 2017 (the “Eleventh Supplemental Indenture” and the “Twelfth Supplemental Indenture,” respectively). The Underwriting Agreement, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture and the Computation of Earnings to Fixed Charges Ratio are filed as exhibits hereto and are incorporated herein by reference. The form of each of the Securities is included as Exhibit A to the Eleventh Supplemental Indenture and Twelfth Supplemental Indenture, respectively.
Certain exhibits are filed herewith by the Company in connection with the Company’s offering of the Securities pursuant to its Prospectus Supplement, dated October 30, 2017, to the Prospectus, dated March 2, 2015, filed with the Securities and Exchange Commission as part of the Registration Statement on Form S-3ASR (Registration No. 333-202428), which became effective March 2, 2015.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement and related pricing agreement, dated as of October 30, 2017, between the Company and the underwriters named therein (filed herewith)

4.1
Indenture, dated as of June 5, 2001, between the Company and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as Trustee (incorporated by reference from Exhibit 4.1 filed with the Commission in the Company’s report on Form 8-K dated as of June 5, 2001)

4.2	Eleventh Supplemental Indenture, dated as of November 2, 2017, between the Company and the Trustee, including form of 3.50% Senior Notes due 2027 as Exhibit A (filed herewith)

4.3	Twelfth Supplemental Indenture, dated as of November 2, 2017, between the Company and the Trustee, including form of 4.30% Senior Notes due 2047 as Exhibit A (filed herewith)

5.1	Opinion of McGuireWoods LLP (filed herewith)

12.1	Computation of Earnings to Fixed Charges Ratio (filed herewith)

23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1 filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

November 2, 2017	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary